                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Amendment No.1 to Registration Statement No.333-93199 of AsiaInfo Holdings, Inc. of our report dated January 24, 2000 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.





Deloitte Touche Tohmatsu
Hong Kong
February 3, 2000

                                       1